FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                   May 2, 1997
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                Date of Report (Date of earliest event reported)




                                ILX Incorporated
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             (Exact name of Registrant as specified in its charter)



                                     ARIZONA
                                     -------
                                 (State or other
                                 jurisdiction of
                                 incorporation)

33-16122                                                             86-0564171
--------                                                             ----------
(Commission File                                               (I.R.S. Employer
Number)                                                     Identification No.)



                 2111 E. Highland, Suite 210, Phoenix, AZ 85016
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               (Address of principal executive offices) (Zip Code)





                                 (602) 957-2777
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               Registrant's telephone number, including area code

Item 5. Other Events.

Effective January 7, 1997, ILX Incorporated ("ILX") and Texas Capital Securities ("TCS") entered into a Letter Agreement regarding financial advisory services (the "TCS Letter Agreement") and an Option Agreement regarding options on up to 500,000 shares of ILX common stock (the "TCS Option Agreement"). The TCS Letter Agreement and the TCS Option Agreement are dated as of January 7, 1997 and were executed January 27, 1997. Under the TCS Letter Agreement, ILX granted TCS options to acquire 500,000 shares of ILX's common stock pursuant to the TCS
Option Agreement. The TCS Option Agreement provides that TCS receives options for up to 250,000 shares of ILX's common stock exercisable at a price of $1.25 per share on or before June 30, 1997 (the "First Option"). If TCS exercises the First Option in full prior to its expiration date, TCS may exercise options for up to 125,000 shares of ILX's common stock exercisable at a price of $1.75 per share on or before September 30, 1997 (the "Second Option"). If TCS then exercises the Second Option in full prior to its expiration date, TCS may exercise options for up to 125,000 shares of ILX's common stock exercisable at a price of $2.00 per share on or before December 15, 1997 (the "Third Option"). At ILX's election, the term of the Third Option will be extended to the extent that ILX extends the term of the TCS Letter Agreement.

Effective January 1, 1997, ILX and Investor Resource Services, Inc. ("IRS") entered into a Consulting Agreement pursuant to which IRS agreed to provide certain investor relations, broker relations and public relations services to ILX (the "IRS Consulting Agreement"). Under the terms of the IRS Consulting Agreement, IRS received new and extended options to purchase 500,000 shares of ILX common stock at $1.25 per share (the "IRS Option Shares"). The options granted in the IRS Consulting Agreement with respect to the IRS Option Shares expire on June 30, 1997.

On May 2, 1997, ILX and TCS and ILX and IRS executed Assumption Agreements with Martori Enterprises Incorporated ("MEI"), an affiliate and shareholder of ILX, under which MEI agreed to assume all of ILX's obligations to issue shares of its common stock on the exercise of the options held by TCS and IRS under the TCS Option Agreement and the IRS Consulting Agreement (the "Assumption Agreements"). Copies of the Assumption Agreements are attached as Exhibit 10 hereto and the above description of the Assumption Agreements is qualified in its entirety by reference to those Assumption Agreements. The descriptions of the TCS Letter Agreement, the TCS Option Agreement and the IRS Consulting Agreement are qualified in their entirety by reference to those Agreements, copies of which are attached to ILX's Form 8-K Reports dated February 10, 1997 and January 13, 1997, respectively.

Item 7. Financial Statements and Exhibits.

         The Exhibits required by Item 601 of Regulation S-K have been supplied as follows:

Exhibit
Numbers                    Description of Exhibit                     Page No.
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  10                       Assumption Agreements                         4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ILX Incorporated,
                                              an Arizona corporation


                                              /s/ Nancy J. Stone
                                              -----------------------------
                                              Nancy J. Stone
                                              President

Date:  May 16, 1997